EXHIBIT 99.2


                  REPUBLIC SECURITY FINANCIAL CORPORATION
                        450 South Australian Avenue
                       West Palm Beach, Florida 33401

                              October 29, 2000



Attention:


Ladies and Gentlemen:

         We refer to the Agreement and Plan of Merger (the "Agreement") of even date herewith between Wachovia Corporation ("Buyer") and Republic Security Financial Corporation ("Republic"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

         In order to induce Buyer to enter into the Agreement, and in consideration of Buyer's undertaking of efforts in furtherance of the transactions contemplated thereby, Republic agrees as follows:

                       1. Representations and Warranties. Republic hereby represents and warrants to Buyer that Republic has all requisite corporate power and authority to enter into this letter agreement (the "Letter Agreement") and to perform its obligations set forth herein. The execution, delivery and performance of this Letter Agreement have been duly and validly authorized by all necessary corporate action on the part of Republic. This Letter Agreement has been duly executed and delivered by Republic and is a valid and legally binding obligation of Republic.

         2.       Termination Fee.  (a)  In the event that:

                            (i) Either (x) the Agreement shall have been terminated pursuant to Sections 10.1(b) or 10.1(c) thereof, in either case by Buyer by virtue of a willful breach by Republic that remains uncured after written notice of such breach shall have been provided to Republic by Buyer or (y) the Agreement shall have been terminated pursuant to any provision of Section 10.1 thereof and prior to or concurrently with such termination, a First Trigger Event shall have occurred; and

                            (ii) prior to, concurrently with or within 12
                  months after the termination of the Agreement an Acquisition Event (as such term is defined below) shall have occurred,

Republic shall pay to Buyer a cash fee of $15 million. Such fee shall be payable in immediately available funds on or before the second business day following the occurrence of such Acquisition Event.

                  (b) As used herein, a "First Trigger Event" shall mean the occurrence of any of the following events:

                           (i) Republic's Board of Directors shall have failed to approve or recommend the Agreement or the Merger, or shall have withdrawn or modified in a manner adverse to Buyer its approval or recommendation of the Agreement or the Merger, or shall have resolved or publicly announced an intention to do either of the foregoing;

                           (ii) Republic or any Significant Subsidiary (as such term is defined below), or the Board of Directors of Republic or a Significant Subsidiary, shall have recommended that the stockholders of Republic approve any Acquisition Proposal (as such term is defined below) or shall have entered into an agreement with respect to, or authorized, approved, proposed or publicly announced its intention to enter into, any Acquisition Proposal;

                           (iii) the Agreement shall not have been approved at a meeting of Republic stockholders which has been held for that purpose prior to termination of the Agreement in accordance with its terms or such meeting shall not have been held in violation of the Agreement or shall have been cancelled before termination of the Agreement, if prior thereto it shall have been publicly announced that any person (other than Buyer or any of its subsidiaries) shall have made, or disclosed an intention to make, an Acquisition Proposal;

                           (iv) any person (together with its affiliates and associates) or group (as such terms are used for purposes of
         Section 13(d) of the Exchange Act) other than Buyer and its subsidiaries shall have acquired beneficial ownership (as such term is used for purposes of Section 13(d) of the Exchange Act) or the right to acquire beneficial ownership of 10% or more of the then outstanding shares of the stock then entitled to vote generally in the election of directors of Republic or a Significant Subsidiary;

                           (v) following the making of an Acquisition
         Proposal, Republic shall have intentionally breached any covenant or agreement contained in the Agreement such that Buyer would be entitled to terminate the Agreement under Section 10.1(c) thereof (without regard to any grace period provided for therein) unless such breach is promptly cured without jeopardizing consummation of the Merger pursuant to the terms of the Agreement; or

                           (vi) any person other than Buyer or any of its subsidiaries shall have made an Acquisition Proposal and such Acquisition Proposal shall have been publicly announced.

                  (c) As used herein, "Acquisition Event" shall mean (i) the execution by Republic of a definitive agreement providing for, or the consummation of, any transaction described in clauses (A), (B), or (C) of the definition of "Acquisition Proposal," except that the percentage reference contained in clause (C) of such definition shall be 30% instead of 10% or (ii) the acquisition by any person (together with its affiliates and associates) or group (as such terms are used for purposes of Section 13(d) of the Exchange Act) other than Republic, Buyer and any of their respective subsidiaries of beneficial ownership (as such term is used for purposes of Section 13(d) of the Exchange Act) or the right to acquire beneficial ownership of more than 30% of the then outstanding shares of the stock then entitled to vote generally in the election of directors of Republic or a Significant Subsidiary.

                  (d) As used herein, "Acquisition Proposal" shall mean after the date hereof any (i) publicly announced proposal, (ii) regulatory application or notice (whether in draft or final form), (iii) agreement or understanding, (iv) disclosure of an intention to make a proposal, or (v) amendment to any of the foregoing, made or filed on or after the date hereof, in each case with respect to any of the following transactions with a counterparty other than Buyer or any of its subsidiaries: (A) a merger or consolidation, or any similar transaction, involving Republic or any Significant Subsidiary (other than mergers, consolidations or similar transactions involving solely Republic and/or one or more wholly-owned subsidiaries of Republic and other than a merger or consolidation as to which the common stockholders of Republic immediately prior thereto in the aggregate own at least 60% of the common stock of the publicly held surviving or successor corporation (or any publicly held ultimate parent company thereof) immediately following consummation thereof); (B) a purchase, lease or other acquisition of all or substantially all of the assets or deposits of Republic or any Significant Subsidiary; or (C) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of Republic or any Significant Subsidiary.

                  (e) As used herein, "Significant Subsidiary" shall mean a "significant subsidiary," as defined in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission, of Republic.

         3. To the extent that Republic is prohibited by applicable law or regulation, or by administrative actions or policy of a federal or state financial institution supervisory agency having jurisdiction over it, from making the payments required to be paid by Republic herein in full, it shall immediately so notify Buyer and thereafter deliver or cause to be delivered, from time to time, to Buyer, the portion of the payments required to be paid by it herein that it is no longer prohibited from paying, within five business days after the date on which Republic is no longer so prohibited; provided, however, that if Republic at any time is prohibited by applicable law or regulation, or by administrative actions or policy of a federal or state financial institution supervisory agency having jurisdiction over it, from making the payments required hereunder in full, it shall (i) use its reasonable best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to make such payments, (ii) within five days of the submission or receipt of any documents relating to any such regulatory and legal approvals, provide Buyer with copies of the same, and (iii) keep Buyer advised of both the status of any such request for regulatory and legal approvals, as well as any discussions with any relevant regulatory or other third party reasonably related to the same.

         4. In the event of an Acquisition Event and the payment by Republic of the fee provided for in Section 2 hereof, Buyer shall have the right to no further remedy from Republic as a result of the termination of the Agreement and the consummation of an Acquisition Event.

         5. Except where federal law specifically applies, this Agreement shall be construed and interpreted according to the laws of the State of North Carolina without regard to conflicts of laws principles thereof.

         6. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7. Nothing contained herein shall be deemed to authorize Republic or Buyer to breach any provision of the Agreement.

         8. The provisions of this Letter Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

                  Please confirm your agreement with the understanding set forth herein by signing and returning to us the enclosed copy of this Letter Agreement.

                                   Very truly yours,

                                   REPUBLIC SECURITY
                                   FINANCIAL CORPORATION


                                  By:  /s/ Rudy E. Schupp
                                      ___________________________
                                        Rudy E. Schupp
                                        Chairman, President, and
                                        Chief Executive Officer


Accepted and agreed to as of the date first above written:

WACHOVIA CORPORATION


By: /s/ Stanhope A. Kelly
    _____________________________
        Stanhope A. Kelly